EXHIBIT 10.4
                     PATENT AND TRADEMARK SECURITY AGREEMENT

         THIS PATENT AND TRADEMARK SECURITY AGREEMENT (the "Agreement"), dated as of October 23, 1998, is made by and between POORE BROTHERS, INC., a Delaware corporation, POORE BROTHERS ARIZONA, INC., an Arizona corporation, POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation, and TEJAS PB DISTRIBUTING, INC., an Arizona corporation (individually and collectively, the "Debtor"), whose address and principal place of business is 3500 South La Cometa Drive, Goodyear, Arizona 85338, and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Secured Party"), whose address and principal place of business is 3300 North Central Avenue, M.S. 9025, Phoenix, Arizona 85012-2501.

                                    RECITALS:

         WHEREAS, the Debtor and the Secured Party have entered into a Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") setting forth the terms on which the Secured Party may now or hereafter make certain loans or other financial accommodations to or for the account of the Debtor;

         WHEREAS, as a further condition to making any loan or other financial accommodation under the Credit Agreement or otherwise, the Secured Party has required the execution and delivery of this Agreement by the Debtor;

         NOW, THEREFORE, in consideration of the mutual covenants contained in the Credit Agreement and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. All terms defined in the Recitals hereto or in the Credit Agreement that are not otherwise defined herein shall have the meanings given to them therein. In addition, the following terms have the meanings set forth below:

         "Obligations" means each and every debt, liability and obligation of every type and description arising under or in connection with any Loan Document (as defined in the Credit Agreement) which the Debtor may now or at any time hereafter owe to the Secured Party, whether such debt, liability or obligation now exists or is hereafter created or incurred and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, independent, joint, several or joint and several, and including specifically, but not limited to, the Obligations (as defined in the Credit Agreement).

         "Patents" means all of the Debtor's right, title and interest in and to patents or applications for patents, fees or royalties with respect to each, and including, without limitation, the right to sue for past infringement and damages therefor, and licenses thereunder, all as presently existing or hereafter arising or acquired, including, without limitation, the patents listed on Exhibit "A" attached hereto and incorporated herein by this reference.

         "Trademarks" means all of the Debtor's right, title and interest in and to trademarks, service marks, trade dress, collective membership marks, the respective goodwill associated with each, and licenses thereunder, all as presently existing or hereafter arising or acquired, including, without limitation, the marks listed on Exhibit "B" attached hereto and incorporated herein by this reference.

         2. Security Interest. The Debtor hereby irrevocably pledges and assigns to, and grants the Secured Party a security interest, with power of sale to the extent permitted by law (the "Security Interest"), in, to and under the Patents and the Trademarks to secure the prompt payment and performance of the Obligations.

         3. Representations, Warranties and Agreements. The Debtor hereby represents, warrants and agrees as follows:

                  (a) Existence; Authority. Each Debtor is a corporation, duly formed, validly existing and in good standing under the laws of its state of incorporation and is duly qualified to transact business in each jurisdiction where the nature of its business requires such qualification. Each Debtor has the corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations under this Agreement. This Agreement has been duly and validly authorized by all necessary action, corporate or otherwise on behalf of each Debtor. The execution, delivery and performance of this Agreement by the Debtor have been duly authorized by all necessary action of the Debtor's board of directors, and if necessary its stockholders, and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or bylaws or any agreement presently binding on it. This Agreement has been duly executed and delivered by the Debtor and constitutes the Debtor's valid, binding and legally enforceable obligation. The correct names of the Debtor are Poore Brothers, Inc., Poore Brothers Arizona, Inc., Poore Brothers Distributing, Inc. and Tejas PB Distributing, Inc. The authorization, execution, delivery and performance of this Agreement do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency or any other Person.

                  (b) Patents. Exhibit "A" accurately lists all Patents owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of registrations pertaining to the Patents as of the date hereof.

                  (c) Trademarks. Exhibit "B" accurately lists all Trademarks owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of Trademarks and all registrations pertaining thereto as of the date hereof.

                  (d) Title. The Debtor has absolute title to each Patent and each Trademark listed on Exhibits "A" and "B", free and clear of all security interests, liens and encumbrances, except the Security Interest and the Permitted Liens. The Debtor (i) will have, at the time the Debtor acquires any rights in Patents or Trademarks hereafter arising, absolute title to each such Patent or Trademark free and clear of all security interests, liens and encumbrances, except the Security Interest and the Permitted Liens, and (ii) will keep all Patents and Trademarks free and clear of all security interests, liens and encumbrances except the Security Interest and the Permitted Liens.

                  (e) No Sale. The Debtor will not sell or otherwise dispose of the Patents or Trademarks, or any interest therein, without the Secured Party's prior written consent.

                  (f) Defense. The Debtor will at its own expense, and using its best efforts, protect and defend the Patents and Trademarks against all claims or demands of all persons other than the Secured Party.

                  (g) Maintenance. The Debtor will at its own expense maintain the Patents and the Trademarks to the extent reasonably advisable in its business including, but not limited to, filing all applications to register and all affidavits and renewals possible with respect to issued registrations. The Debtor covenants that it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any Patent or Trademark, nor fail to file any required affidavit in support thereof, without first providing the Secured
Party: (i) sufficient written notice, as provided in the Credit Agreement, to allow the Secured Party to timely pay any such maintenance fees or annuity which may become due on any of said Patents or Trademarks, or to file any affidavit with respect thereto, and (ii) a separate written power of attorney or other authorization to pay such maintenance fees or annuities, or to file such affidavit, should such be necessary or desirable.

                  (h) Secured Party's Right to Take Action. If the Debtor fails to perform or observe any of its covenants or agreements set forth in this
Section 3, and if such failure continues for a period of ten (10) calendar days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in subsection (g), immediately upon the occurrence of such failure, without notice or lapse of time), or if the Debtor notifies the Secured Party that it intends to abandon a Patent or Trademark, the Secured Party may (but need not) perform or observe such covenant or agreement on behalf and in the name, place and stead of the Debtor (or, at the Secured Party's option, in the Secured Party's own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure.

                  (i) Costs and Expenses. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall pay the Secured Party on demand the amount of all moneys expended and all costs and expenses
(including reasonable attorneys' fees) incurred by the Secured Party in connection with or as a result of the Secured Party's taking action under subsection (h) or exercising its rights under Section 6, together with interest thereon from the date expended or incurred by the Secured Party at the highest rate then applicable to any of the Obligations.

                  (j) Power of Attorney. To facilitate the Secured Party's taking action under subsection (h) and exercising its rights under Section 6, the Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time after any notice required pursuant to subsection (h), to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this Section 3, or, necessary for the Secured Party, after an Event of Default, to enforce or use the Patents or Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents or Trademarks to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the Patents or Trademarks to any third party. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein shall terminate upon the termination of the Credit Agreement as provided therein and the payment and performance of all Obligations.

         4. Debtor's Use of the Patents and Trademarks. The Debtor shall be permitted to control and manage the Patents and Trademarks, including the right to exclude others from making, using or selling items covered by the Patents and Trademarks and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no Event of Default occurs and remains uncured.

         5. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (a) an Event of Default, as defined in the Credit Agreement, shall occur; or (b) the Debtor shall fail promptly to observe or perform any covenant or agreement herein binding on it; or (c) any of the representations or warranties contained in Section 3 shall prove to have been false or misleading in any material respect when made.

         6. Remedies. Upon the occurrence of, and during the continuation of any Event of Default, Secured Party may, without notice (except as set forth in the Credit Agreement) or demand upon Debtor, declare any part or all of the Obligations immediately due and payable and Secured Party shall have the following rights and remedies, to the extent permitted by applicable law, in addition to all other rights and remedies of a secured party under the UCC:

                  (a) The Secured Party may exercise any or all remedies available under the Credit Agreement.

                  (b) The Secured Party may sell, assign, transfer, pledge, encumber or otherwise dispose of the Patents and Trademarks.

                  (c) The Secured Party may enforce the Patents and Trademarks and any licenses thereunder, and if Secured Party shall commence any suit for such enforcement, the Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents required by Secured Party in aid of such enforcement.

                  (d) The Secured Party may transfer to or register in the name or Secured Party or any of its nominees all or any of the Patents and Trademarks.

                  (e) The Secured Party may exercise any and all rights of collection, conversion and exchange and any and all other rights, privileges, options or powers of Debtor pertaining or relating to the Patents and Trademarks, as though Secured Party were the absolute owner thereof.

                  (f) The Secured Party may collect and receive any payments, license fees, royalties, dividends or distributions of any kind whatsoever with respect to the Patents and Trademarks and apply the same in satisfaction of the Obligations.

                  (g) The Secured Party may sell all or any of the Patents and Trademarks, either at public auction or private sale, with or without demand for performance or advertisement of the time or place of sale or the adjournment thereof or otherwise, and deliver the Patents and Trademarks sold to the purchaser or purchasers, without right of redemption (all of which are hereby waived by Debtor), for cash, credit or other property, for immediate or future delivery, and for such price and on such terms as Secured Party in its sole discretion may determine. Secured Party reserves the right to reject any and all bids at any auction or sale which, in its discretion, it shall deem inadequate. At any auction or sale, Secured Party may bid for and purchase, free from any right of equity or redemption (which are hereby waived by Debtor, to the extent permitted by law), any of the Patents and Trademarks that are offered for sale and Secured Party, upon compliance with the terms of sale, may hold, retain and dispose of the purchased Patents and Trademarks without further accountability therefor.

In the event that Secured Party has and exercises remedies under the UCC pursuant to and in accordance with the terms of this Section 6, any notice of sale required by law shall be deemed "commercially reasonable" if such notice is given at least ten (10) days prior to the time of such sale. Secured Party shall not have any duty to exercise any of the rights, privileges, options or powers conferred on Secured Party under this Agreement or to sell or otherwise dispose of the Patents and Trademarks and shall not be responsible for any failure or delay in so doing.

         7. Miscellaneous. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other right or remedy. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Patents and Trademarks at all or in any particular manner or order, or to apply any cash proceeds of Patents and Trademarks in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective participants, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by the internal law of the State of Arizona, without regard to its conflicts of law provisions. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                           [THE REMAINDER OF THIS PAGE
                          IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties have executed this Patent and Trademark Security Agreement as of the date written above.

                                                SECURED PARTY:

                                                NORWEST BUSINESS CREDIT, INC.,
                                                a Minnesota corporation

                                                By:____________________________
                                                Name:    Darcy Della Flora
                                                Title:   Vice President



                                                DEBTOR:

                                                POORE BROTHERS, INC.,
                                                a Delaware corporation

                                                By:____________________________
                                                Name:    Thomas W. Freeze
                                                Title:   Vice President

                                                POORE BROTHERS ARIZONA, INC.,
                                                an Arizona corporation

                                                By:____________________________
                                                Name:    Thomas W. Freeze
                                                Title:   Vice President

                                                POORE BROTHERS DISTRIBUTING,
                                                INC., an Arizona corporation

                                                By:____________________________
                                                Name:    Thomas W. Freeze
                                                Title:   Vice President

                                                TEJAS PB DISTRIBUTING, INC., an
                                                Arizona corporation

                                                By:____________________________
                                                Name:    Thomas W. Freeze
                                                Title:   Vice President



                                                _______________________________
                                                Witness

STATE OF ARIZONA       )
                       )
County Of Maricopa     )

                  The foregoing instrument was acknowledged before me this __ day of November, 1998 by Thomas W. Freeze, the Vice President of POORE BROTHERS, INC., a Delaware corporation, on behalf of the corporation.

                                          ________________________________
                                          Notary Public

Commission Expiration Date:


___________________________




STATE OF ARIZONA       )
                       )
County Of Maricopa     )

                  The foregoing instrument was acknowledged before me this __ day of November, 1998 by Thomas W. Freeze, the Vice President of POORE BROTHERS ARIZONA, INC., an Arizona corporation, on behalf of the corporation.

                                          ________________________________
                                          Notary Public

Commission Expiration Date:


___________________________

STATE OF ARIZONA          )
                          )
County Of Maricopa        )

                  The foregoing instrument was acknowledged before me this __ day of November, 1998 by Thomas W. Freeze, the Vice President of POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation, on behalf of the corporation.

                                          ________________________________
                                          Notary Public

Commission Expiration Date:


__________________________




STATE OF ARIZONA          )
                          )
County Of Maricopa        )

                  The foregoing instrument was acknowledged before me this __ day of November, 1998 by Thomas W. Freeze, the Vice President of TEJAS PB DISTRIBUTING, INC., an Arizona corporation, on behalf of the corporation.

                                          ________________________________
                                          Notary Public

Commission Expiration Date:


__________________________

STATE OF ARIZONA          )
                          )
County Of Maricopa        )

                  The foregoing instrument was acknowledged before me this __ day of November, 1998 by Darcy Della Flora, a Vice President of NORWEST BUSINESS CREDIT, INC., a Minnesota corporation, on behalf of the corporation.

                                          ________________________________
                                          Notary Public

Commission Expiration Date:


__________________________

                                    EXHIBIT A
                                    ---------

                          UNITED STATES ISSUED PATENTS
                          ----------------------------

                 Title                      Patent Number             Issue Date
                 -----                      -------------             ----------










                             FOREIGN ISSUED PATENTS
                             ----------------------

                 Title                 Country      Patent Number     Issue Date
                 -----                 -------      -------------     ----------

                                    EXHIBIT B
                                    ---------

                      UNITED STATES TRADEMARK APPLICATIONS,
                      -------------------------------------

                      ISSUED TRADEMARKS, AND SERVICE MARKS
                      ------------------------------------



                                  REGISTRATIONS
                                  -------------

             Mark                  Registration Number       Registration Date
             ----                  -------------------       -----------------

      [GRAPHIC OMITTED]
                                        1,911,595             August 15, 1995

      [GRAPHIC OMITTED]
                                        1,911,595             August 15, 1995

        POORE BROTHERS                  2,117,466            December 2, 1997

 IF WE DIDN'T TELL YOU - YOU
        WOULDN'T KNOW!                  2,137,865            February 17, 1998

    TEXAS STYLE (and logo)              1,453,343            February 14, 1991
         TEXAS STYLE                    1,467,561            February 14, 1991

                                  APPLICATIONS
                                  ------------

             Mark                 Mark Type     Application     Serial Number        File Date
             ----                 ---------     -----------     -------------        ---------
                                                  Case No.
                                                  --------

 AN INTENSELY DIFFERENT TASTE     Trademark       4927.34        75/455,988       March 24, 1998

                                       3